Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 to Registration Statement No. 333-89389 on Form N-1A of our report dated December 26, 2007, relating to the financial statements and financial highlights of BlackRock Large Cap Series Funds, Inc. (the “Series”), comprising BlackRock Large Cap Value Fund, BlackRock Large Cap Core Fund and BlackRock Large Cap Growth Fund, appearing in the Annual Report on Form N-CSR of the Series for the year ended October 31, 2007, and of our report dated December 26, 2007 relating to the financial statements and financial highlights of Master Large Cap Series LLC (the “Master LLC”), comprising Master Large Cap Value Portfolio, Master Large Cap Core Portfolio and Master Large Cap Growth Portfolio, appearing in the Annual Report on Form N-CSR of the Master LLC for the year ended October 31, 2007, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 27, 2008